Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED STATEMENT OF OPERATIONS

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	21,627	27,002			48,629	20,878	10,913	15,929	16,409	64,129
Equity in earnings of affiliates	285	830			1,115	365	157	349	320	1,191
Net gain on dispositions	—	2			2	1	85	1	21	108
Other income	15	51			66	—	28	20	18	66
Total Revenues and Other Income	21,927	27,885			49,812	21,244	11,183	16,299	16,768	65,494

Costs and Expenses
Purchased crude oil and products	20,065	25,218			45,283	18,440	9,608	14,509	15,150	57,707
Operating expenses	1,380	1,175			2,555	1,341	1,026	1,016	1,180	4,563
Selling, general and administrative expenses	408	433			841	319	409	384	432	1,544
Depreciation and amortization	356	364			720	342	343	352	358	1,395
Impairments	198	—			198	3,006	—	1,140	106	4,252
Taxes other than income taxes	139	119			258	157	114	106	87	464
Accretion on discounted liabilities	6	6			12	6	5	6	5	22
Interest and debt expense	146	143			289	111	117	132	139	499
Foreign currency transaction (gains) losses	—	(9)			(9)	—	6	4	2	12
Total Costs and Expenses	22,698	27,449			50,147	23,722	11,628	17,649	17,459	70,458
Income (loss) before income taxes	(771)	436			(335)	(2,478)	(445)	(1,350)	(691)	(4,964)
Income tax expense (benefit)	(132)	62			(70)	(51)	(378)	(624)	(197)	(1,250)
Net Income (Loss)	(639)	374			(265)	(2,427)	(67)	(726)	(494)	(3,714)
Less: net income attributable to noncontrolling interests	15	78			93	69	74	73	45	261
Net Income (Loss) Attributable to Phillips 66	(654)	296			(358)	(2,496)	(141)	(799)	(539)	(3,975)

Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	(1.49)	0.66			(0.83)	(5.66)	(0.33)	(1.82)	(1.23)	(9.06)
Diluted	(1.49)	0.66			(0.83)	(5.66)	(0.33)	(1.82)	(1.23)	(9.06)

Weighted-Average Common Shares Outstanding (thousands)
Basic	439,504	439,940			439,722	441,345	438,756	438,916	439,115	439,530
Diluted	439,504	440,396			439,722	441,345	438,756	438,916	439,115	439,530

Effective tax rate (%)	17.1%	14.2%			20.9%	2.1%	84.9%	46.2%	28.5%	25.2%
Adjusted effective tax rate (%)	15.9%	18.9%			(44.0)%	4.4%	40.9%	125.7%	25.6%	85.2%

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	76	312			388	(702)	324	146	223	(9)
Chemicals	154	623			777	169	42	231	193	635
Refining	(1,040)	(729)			(1,769)	(2,261)	(878)	(1,903)	(1,113)	(6,155)
Marketing and Specialties	290	476			766	513	286	415	232	1,446
Corporate and Other	(251)	(246)			(497)	(197)	(219)	(239)	(226)	(881)
Income (loss) before income taxes	(771)	436			(335)	(2,478)	(445)	(1,350)	(691)	(4,964)
Less: income tax expense (benefit)	(132)	62			(70)	(51)	(378)	(624)	(197)	(1,250)
Net Income (Loss)	(639)	374			(265)	(2,427)	(67)	(726)	(494)	(3,714)
Less: net income attributable to noncontrolling interests	15	78			93	69	74	73	45	261
Net Income (Loss) Attributable to Phillips 66	(654)	296			(358)	(2,496)	(141)	(799)	(539)	(3,975)

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	206	224			430	200	130	202	196	728
NGL and Other	36	83			119	179	83	102	86	450
DCP Midstream	34	9			43	81	32	50	41	204
Total Midstream	276	316			592	460	245	354	323	1,382
Chemicals	184	657			841	193	89	132	203	617
Refining
Atlantic Basin/Europe	(152)	(108)			(260)	(196)	(220)	(197)	(166)	(779)
Gulf Coast	(247)	(253)			(500)	(173)	(356)	(389)	(442)	(1,360)
Central Corridor	(241)	(76)			(317)	223	(113)	(129)	(177)	(196)
West Coast	(386)	(269)			(655)	(255)	(178)	(255)	(309)	(997)
Total Refining	(1,026)	(706)			(1,732)	(401)	(867)	(970)	(1,094)	(3,332)
Marketing and Specialties
Marketing and Other	211	392			603	434	259	366	181	1,240
Specialties	79	87			166	54	34	51	40	179
Total Marketing and Specialties	290	479			769	488	293	417	221	1,419
Corporate and Other	(251)	(244)			(495)	(197)	(224)	(213)	(235)	(869)
Adjusted income (loss) before income taxes	(527)	502			(25)	543	(464)	(280)	(582)	(783)
Less: adjusted income tax expense (benefit)	(84)	95			11	24	(190)	(352)	(149)	(667)
Adjusted Net Income (Loss)	(443)	407			(36)	519	(274)	72	(433)	(116)
Less: adjusted net income attributable to noncontrolling interests	66	78			144	69	50	73	74	266
Adjusted Net Income (Loss) Attributable to Phillips 66	(509)	329			(180)	450	(324)	(1)	(507)	(382)

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Impairments	(198)	—			(198)	(1,161)	—	(204)	(96)	(1,461)
Pension settlement expense	—	(4)			(4)	—	(5)	(3)	(1)	(9)
Hurricane-related costs	—	—			—	—	—	(1)	(3)	(4)
Winter-storm-related costs	(2)	—			(2)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—			—	(1)	—	—	—	(1)
Asset dispositions	—	—			—	—	84	—	—	84
Total Midstream	(200)	(4)			(204)	(1,162)	79	(208)	(100)	(1,391)

Chemicals
Impairments by equity affiliates	—	—			—	—	(15)	—	—	(15)
Pension settlement expense	—	(18)			(18)	—	—	—	(21)	(21)
Hurricane-related costs	—	—			—	—	—	(2)	(1)	(3)
Winter-storm-related costs	(30)	(16)			(46)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—			—	(24)	(32)	101	12	57
Total Chemicals	(30)	(34)			(64)	(24)	(47)	99	(10)	18

Refining
Impairments	—	—			—	(1,845)	—	(910)	—	(2,755)
Certain tax impacts	—	—			—	—	—	—	6	6
Pension settlement expense	—	(20)			(20)	—	(26)	(12)	(3)	(41)
Hurricane-related costs	—	—			—	—	—	(11)	(22)	(33)
Winter-storm-related costs	(14)	(3)			(17)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—			—	(15)	15	—	—	—
Total Refining	(14)	(23)			(37)	(1,860)	(11)	(933)	(19)	(2,823)

Marketing and Specialties
Pending claims and settlements	—	—			—	37	—	—	—	37
Pension settlement expense	—	(3)			(3)	—	(4)	(1)	(1)	(6)
Hurricane-related costs	—	—			—	—	—	(1)	(2)	(3)
Lower-of-cost-or-market inventory adjustments	—	—			—	(12)	(3)	—	14	(1)
Total Marketing and Specialties	—	(3)			(3)	25	(7)	(2)	11	27

Corporate and Other
Impairments	—	—			—	—	—	(25)	—	(25)
Certain tax impacts	—	—			—	—	8	—	—	8
Pension settlement expense	—	(2)			(2)	—	(3)	(1)	—	(4)
Asset dispositions	—	—			—	—	—	—	9	9
Total Corporate and Other	—	(2)			(2)	—	5	(26)	9	(12)

Total Special Items (Pre-tax)	(244)	(66)			(310)	(3,021)	19	(1,070)	(109)	(4,181)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items*	(48)	(16)			(64)	(75)	(208)	(262)	(23)	(568)
Other tax impacts	—	(17)			(17)	—	20	(10)	(25)	(15)
Total Income Tax Expense (Benefit)	(48)	(33)			(81)	(75)	(188)	(272)	(48)	(583)

Less: Income (Loss) Attributable to Noncontrolling Interests
Impairments	(51)	—			(51)	—	—	—	(28)	(28)
Hurricane-related costs	—	—			—	—	—	—	(1)	(1)
Asset dispositions	—	—			—	—	24	—	—	24
Total Income (Loss) Attributable to Noncontrolling Interests	(51)	—			(51)	—	24	—	(29)	(5)

Total Phillips 66 Special Items (After-tax)	(145)	(33)			(178)	(2,946)	183	(798)	(32)	(3,593)

* We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 25%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	(199)	—			(199)	—	84	(205)	(99)	(220)
NGL and Other	(1)	(4)			(5)	—	(5)	(3)	(1)	(9)
DCP Midstream	—	—			—	(1,162)	—	—	—	(1,162)
Total Midstream	(200)	(4)			(204)	(1,162)	79	(208)	(100)	(1,391)

Refining
Atlantic Basin/Europe	(1)	(2)			(3)	(441)	(7)	(2)	5	(445)
Gulf Coast	(6)	(11)			(17)	(670)	(9)	(16)	(22)	(717)
Central Corridor	(7)	(6)			(13)	(450)	9	(3)	(1)	(445)
West Coast	—	(4)			(4)	(299)	(4)	(912)	(1)	(1,216)
Total Refining	(14)	(23)			(37)	(1,860)	(11)	(933)	(19)	(2,823)

Marketing and Specialties
Marketing and Other	—	(3)			(3)	37	(4)	(1)	(1)	31
Specialties	—	—			—	(12)	(3)	(1)	12	(4)
Total Marketing and Specialties	—	(3)			(3)	25	(7)	(2)	11	27

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income (loss)	(639)	374			(265)	(2,427)	(67)	(726)	(494)	(3,714)
Depreciation and amortization	356	364			720	342	343	352	358	1,395
Impairments	198	—			198	3,006	—	1,140	106	4,252
Accretion on discounted liabilities	6	6			12	6	5	6	5	22
Deferred income taxes	(103)	266			163	(47)	26	23	124	126
Undistributed equity earnings	217	(218)			(1)	(4)	302	(44)	80	334
Net gain on dispositions	—	(2)			(2)	(1)	(85)	(1)	(21)	(108)
Other	138	120			258	(139)	146	45	78	130
Net working capital changes	98	833			931	(519)	94	(304)	403	(326)
Net Cash Provided by Operating Activities	271	1,743			2,014	217	764	491	639	2,111

Cash Flows From Investing Activities
Capital expenditures and investments	(331)	(380)			(711)	(923)	(939)	(552)	(506)	(2,920)
Return of investments in equity affiliates	58	100			158	38	50	51	53	192
Proceeds from asset dispositions	—	24			24	1	—	2	48	51
Advances/loans—related parties	(155)	(90)			(245)	(8)	(223)	(20)	(65)	(316)
Collection of advances/loans—related parties	—	—			—	—	44	—	—	44
Other	(39)	(6)			(45)	15	(79)	(23)	(43)	(130)
Net Cash Used in Investing Activities	(467)	(352)			(819)	(877)	(1,147)	(542)	(513)	(3,079)

Cash Flows From Financing Activities
Issuance of debt	450	15			465	1,199	2,031	75	1,873	5,178
Repayment of debt	(925)	(54)			(979)	(7)	(534)	(5)	(505)	(1,051)
Issuance of common stock	20	4			24	6	—	—	2	8
Repurchase of common stock	—	—			—	(443)	—	—	—	(443)
Dividends paid on common stock	(394)	(394)			(788)	(396)	(393)	(393)	(393)	(1,575)
Distributions to noncontrolling interests	(76)	(82)			(158)	(61)	(66)	(74)	(88)	(289)
Repurchase of noncontrolling interests	—	(24)			(24)	—	—	—	—	—
Other	(20)	(7)			(27)	(22)	9	(7)	(17)	(37)
Net Cash Provided by (Used in) Financing Activities	(945)	(542)			(1,487)	276	1,047	(404)	872	1,791

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(22)	7			(15)	(9)	5	27	54	77

Net Change in Cash and Cash Equivalents	(1,163)	856			(307)	(393)	669	(428)	1,052	900
Cash and cash equivalents at beginning of period	2,514	1,351			2,514	1,614	1,221	1,890	1,462	1,614
Cash and Cash Equivalents at End of Period	1,351	2,207			2,207	1,221	1,890	1,462	2,514	2,514

CAPITAL PROGRAM

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	100	141			241	580	597	315	194	1,686
Chemicals	—	—			—	—	—	—	—	—
Refining	184	186			370	245	164	168	239	816
Marketing and Specialties	22	22			44	25	86	28	34	173
Corporate and Other	25	31			56	50	54	38	42	184
Adjusted Capital Spending	331	380			711	900	901	549	509	2,859
Capital expenditures and investments funded by a joint venture partner (Midstream)*	—	—			—	23	38	3	(3)	61
Consolidated Capital Expenditures and Investments	331	380			711	923	939	552	506	2,920
* Includes previously funded capital returned to our joint venture partner in the fourth quarter of 2020.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	7	14			21	46	44	12	17	119
CPChem (Chemicals)	79	72			151	126	13	65	80	284
WRB (Refining)	59	47			106	37	34	39	65	175
Selected Equity Affiliates	145	133			278	209	91	116	162	578

* Represents Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP (WRB).

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Transportation	7	224			231	200	214	(3)	97	508
NGL and Other	35	79			114	179	78	99	85	441
DCP Midstream	34	9			43	(1,081)	32	50	41	(958)
Income (Loss) before Income Taxes	76	312			388	(702)	324	146	223	(9)

Adjusted EBITDA*
PSXP**	289	336			625	322	271	315	317	1,225
Other Midstream	92	110			202	188	75	115	105	483
Transportation and NGL and Other	381	446			827	510	346	430	422	1,708
DCP Midstream	71	46			117	129	66	88	79	362
Adjusted EBITDA	452	492			944	639	412	518	501	2,070
* See reconciliation of income (loss) before income taxes to adjusted EBITDA.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Equity in Earnings of Affiliates
Transportation	126	120			246	98	70	103	108	379
NGL and Other	37	44			81	51	49	44	37	181
DCP Midstream	34	8			42	80	32	49	40	201
Total	197	172			369	229	151	196	185	761

Depreciation and Amortization*
Transportation	40	40			80	38	38	41	42	159
NGL and Other	52	52			104	39	39	42	52	172
DCP Midstream	—	—			—	—	—	—	—	—
Total	92	92			184	77	77	83	94	331
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Transportation	173	189			362	188	186	185	199	758
NGL and Other	122	88			210	68	71	71	84	294
DCP Midstream	—	—			—	—	—	(1)	—	(1)
Total	295	277			572	256	257	255	283	1,051
* Excludes operating and SG&A expenses of all equity affiliates.

Transportation Volumes (MB/D)
Pipelines*	2,801	3,424			3,114	3,178	2,840	3,076	2,925	3,005
Terminals	2,675	2,786			2,731	3,148	2,883	2,966	2,886	2,971
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment.

PSX Other Volumes
NGL Fractionated (MB/D)*	363	401			382	198	170	217	411	249
* Excludes DCP Midstream.

100% DCP Midstream, LLC Results
Net Income (Loss) Attributable to Owners*	27	(35)			(8)	50	(348)	58	38	(202)
* Includes impairment charges of $159 million and $650 million in the first and second quarters of 2020, respectively.

Depreciation and Amortization	91	92			183	99	93	93	91	376

Operating and SG&A Expenses	189	222			411	202	212	212	240	866

Net Interest Expense*	77	77			154	78	71	77	76	302
* Net of interest income.

Capital Expenditures and Investments	14	28			42	92	87	24	35	238

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	4.1	4.4			4.2	5.0	4.5	4.5	4.5	4.6
NGL Production (MB/D)	356	406			381	396	374	414	414	399

Weighted-Average NGL Price*
DCP Midstream ($/gal)	0.69	0.71			0.70	0.39	0.32	0.44	0.49	0.41
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

MLP Distributions*
LP Distribution from PSXP to Phillips 66	148	148			296	148	149	148	149	594
LP Distribution from DCP Midstream, LP to DCP Midstream**	46	***			46	46	46	46	46	184

* Cash distributions declared attributable to common unit ownership. These distributions are eliminated in the respective sponsors consolidated financial statements.
** Represents 100% of DCP Midstream's distributions from DCP Midstream, LP (DCP Partners).
*** Pending DCP Midstream release.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income (Loss) before Income Taxes to Adjusted EBITDA
Income (loss) before income taxes	76	312			388	(702)	324	146	223	(9)
Plus:
Depreciation and amortization	92	92			184	77	77	83	94	331
EBITDA	168	404			572	(625)	401	229	317	322

Special Item Adjustments (pre-tax):
Impairments	198	—			198	1,161	—	204	96	1,461
Pension settlement expense	—	4			4	—	5	3	1	9
Hurricane-related costs	—	—			—	—	—	1	3	4
Winter-storm-related costs	2	—			2	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—			—	1	—	—	—	1
Asset dispositions	—	—			—	—	(84)	—	—	(84)
EBITDA, Adjusted for Special Items	368	408			776	537	322	437	417	1,713

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	4			6	3	2	3	1	9
Proportional share of selected equity affiliates net interest	43	43			86	39	36	42	44	161
Proportional share of selected equity affiliates depreciation and amortization	57	57			114	60	52	56	56	224
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(18)	(20)			(38)	—	—	(20)	(17)	(37)
Adjusted EBITDA	452	492			944	639	412	518	501	2,070

Adjusted EBITDA by Business Line
100% PSXP Results
Income (loss) before income taxes	(11)	235			224	227	255	217	112	811
Plus:
Net interest expense	33	32			65	28	29	31	32	120
Depreciation and amortization	34	34			68	30	31	35	39	135
EBITDA	56	301			357	285	315	283	183	1,066

Special Item Adjustments (pre-tax):
Impairments	198	—			198	—	—	—	96	96
Hurricane-related costs*	—	—			—	—	—	1	2	3
Asset dispositions	—	—			—	—	(84)	—	—	(84)
EBITDA, Adjusted for Special Items**	254	301			555	285	231	284	281	1,081

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	4			6	3	2	3	1	9
Proportional share of selected equity affiliates net interest	14	14			28	9	9	13	15	46
Proportional share of selected equity affiliates depreciation and amortization	33	33			66	25	29	31	33	118
Adjusted EBITDA attributable to joint venture partner's noncontrolling interest	(14)	(16)			(30)	—	—	(16)	(13)	(29)
Adjusted EBITDA**	289	336			625	322	271	315	317	1,225
* Represents a special item adjustment made for PSX reporting purposes only.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Total Transportation and NGL and Other
Income before income taxes	42	303			345	379	292	96	182	949
Plus:
Depreciation and amortization	92	92			184	77	77	83	94	331
EBITDA*	134	395			529	456	369	179	276	1,280

Special Item Adjustments (pre-tax):
Impairments	198	—			198	—	—	204	96	300
Pension settlement expense	—	4			4	—	5	3	1	9
Hurricane-related costs	—	—			—	—	—	1	3	4
Winter-storm-related costs	2	—			2	—	—	—	—	—
Asset dispositions	—	—			—	—	(84)	—	—	(84)
EBITDA, Adjusted for Special Items*	334	399			733	456	290	387	376	1,509

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	4			6	3	2	3	1	9
Proportional share of selected equity affiliates net interest	21	21			42	17	16	20	22	75
Proportional share of selected equity affiliates depreciation and amortization	42	42			84	34	38	40	40	152
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(18)	(20)			(38)	—	—	(20)	(17)	(37)
Adjusted EBITDA*	381	446			827	510	346	430	422	1,708
* Includes PSXP results. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

DCP Midstream
Income (loss) before income taxes	34	9			43	(1,081)	32	50	41	(958)
Plus:
None	—	—			—	—	—	—	—	—
EBITDA	34	9			43	(1,081)	32	50	41	(958)

Special Item Adjustments (pre-tax):
Impairments	—	—			—	1,161	—	—	—	1,161
Lower-of-cost-or-market inventory adjustments	—	—			—	1	—	—	—	1
EBITDA, Adjusted for Special Items	34	9			43	81	32	50	41	204

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—			—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	22	22			44	22	20	22	22	86
Proportional share of selected equity affiliates depreciation and amortization	15	15			30	26	14	16	16	72
Adjusted EBITDA*	71	46			117	129	66	88	79	362
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	154	623			777	169	42	231	193	635

Equity in Earnings of Affiliate	152	620			772	166	39	229	191	625

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings
Olefins and Polyolefins	288	1,124			1,412	354	142	488	410	1,394
Specialties, Aromatics and Styrenics	53	157			210	9	—	23	30	62
Corporate and Other	(37)	(41)			(78)	(26)	(59)	(54)	(57)	(196)
Total	304	1,240			1,544	337	83	457	383	1,260

Income (Loss) before Income Taxes
Olefins and Polyolefins	299	1,143			1,442	360	142	498	416	1,416
Specialties, Aromatics and Styrenics	58	164			222	10	3	24	33	70
Corporate and Other	(37)	(41)			(78)	(26)	(59)	(54)	(57)	(196)
Total	320	1,266			1,586	344	86	468	392	1,290

Depreciation and Amortization	146	144			290	148	144	146	155	593

Net Interest Expense*	22	24			46	16	24	23	21	84
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	157	144			301	252	25	130	161	568
Repayments from Equity Companies	—	—			—	(21)	—	—	(29)	(50)
Return of Investments from Equity Companies	(30)	(107)			(137)	(25)	—	—	—	(25)

Olefins and Polyolefins Capacity Utilization (%)	79%	102%			88%	98%	103%	94%	101%	99%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	41.9	41.1			41.5	19.7	17.1	23.8	27.7	22.1
HDPE Blow Molding, Domestic Spot (cents/lb)	71.9	88.3			80.1	40.0	35.5	45.6	53.6	43.7

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	13.4	12.5			12.9	8.8	11.7	13.1	12.6	11.5
HDPE Blow Molding, Total Cash Cost (cents/lb)	55.7	54.9			55.3	32.9	30.2	37.1	41.2	35.3

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	44.8	62.0			53.4	18.0	10.7	19.2	27.5	18.9
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	154	623			777	169	42	231	193	635
Plus:
None	—	—			—	—	—	—	—	—
EBITDA	154	623			777	169	42	231	193	635

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	—			—	—	15	—	—	15
Pension settlement expense	—	18			18	—	—	—	21	21
Hurricane-related costs	—	—			—	—	—	2	1	3
Winter-storm-related costs	30	16			46	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—			—	24	32	(101)	(12)	(57)
EBITDA, Adjusted for Special Items	184	657			841	193	89	132	203	617

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	28	48			76	13	5	14	15	47
Proportional share of selected equity affiliates net interest	11	12			23	9	11	12	12	44
Proportional share of selected equity affiliates depreciation and amortization	103	102			205	106	105	104	108	423
Adjusted EBITDA	326	819			1,145	321	210	262	338	1,131

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Loss before Income Taxes
Atlantic Basin/Europe	(153)	(110)			(263)	(637)	(227)	(199)	(161)	(1,224)
Gulf Coast	(253)	(264)			(517)	(843)	(365)	(405)	(464)	(2,077)
Central Corridor	(248)	(82)			(330)	(227)	(104)	(132)	(178)	(641)
West Coast	(386)	(273)			(659)	(554)	(182)	(1,167)	(310)	(2,213)
Loss before Income Taxes	(1,040)	(729)			(1,769)	(2,261)	(878)	(1,903)	(1,113)	(6,155)

Loss before Income Taxes ($/BBL)
Atlantic Basin/Europe	(3.57)	(2.20)			(2.83)	(15.41)	(5.80)	(4.61)	(3.43)	(7.18)
Gulf Coast	(4.64)	(3.81)			(4.17)	(13.16)	(5.98)	(7.86)	(12.46)	(9.71)
Central Corridor	(12.55)	(3.49)			(7.64)	(9.72)	(5.01)	(5.35)	(7.66)	(6.96)
West Coast	(14.89)	(9.70)			(12.19)	(19.87)	(7.07)	(38.12)	(11.75)	(20.01)
Worldwide	(7.27)	(4.26)			(5.63)	(14.44)	(5.99)	(12.69)	(8.32)	(10.48)

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	4.86	4.63			4.73	2.38	1.53	1.65	2.99	2.17
Gulf Coast	3.39	2.10			2.67	6.76	0.36	(0.61)	(0.78)	1.85
Central Corridor	5.97	6.40			6.21	13.50	5.78	4.46	4.27	7.17
West Coast	3.33	3.37			3.35	4.80	5.05	2.23	1.79	3.43
Worldwide	4.36	3.92			4.12	7.11	2.60	1.78	2.18	3.51
* See note on the use of non-GAAP measures. Also, reconciliations of loss before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)	(2)			(4)	(2)	(3)	(2)	(3)	(10)
Gulf Coast	(3)	—			(3)	1	1	(1)	(4)	(3)
Central Corridor	(117)	(65)			(182)	(51)	(79)	(118)	(115)	(363)
West Coast	—	—			—	—	—	—	—	—
Total	(122)	(67)			(189)	(52)	(81)	(121)	(122)	(376)

Depreciation and Amortization*
Atlantic Basin/Europe	52	52			104	51	49	50	51	201
Gulf Coast	77	77			154	71	75	75	75	296
Central Corridor	34	34			68	34	33	33	33	133
West Coast	54	57			111	65	63	64	57	249
Total	217	220			437	221	220	222	216	879
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	244	235			479	207	202	186	223	818
Gulf Coast	331	313			644	499	287	269	338	1,393
Central Corridor	212	132			344	142	127	118	139	526
West Coast	393	291			684	293	225	244	276	1,038
Total	1,180	971			2,151	1,141	841	817	976	3,775
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	17	13			30	16	9	11	12	48
Gulf Coast	33	9			42	240	13	8	24	285
Central Corridor	17	36			53	15	3	6	9	33
West Coast	125	60			185	58	13	16	31	118
Total	192	118			310	329	38	41	76	484
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	20	18			38	19	15	14	13	61
Gulf Coast	27	25			52	37	25	30	15	107
Central Corridor	15	11			26	17	14	11	9	51
West Coast	23	22			45	31	22	16	20	89
Total	85	76			161	104	76	71	57	308

Foreign Currency Gains (Losses) Pre-Tax	1	9			10	1	(5)	1	(1)	(4)

Refining—Equity Affiliate Information
Equity in losses of affiliates	(122)	(67)			(189)	(52)	(81)	(121)	(122)	(376)
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(129)	(167)			(296)	(156)	(72)	(70)	(54)	(352)
Equity affiliate-related expenses not included in Realized Refining Margins	(251)	(234)			(485)	(208)	(153)	(191)	(176)	(728)
Regional Totals
Atlantic Basin/Europe	(45)	(44)			(89)	(11)	(16)	(28)	(9)	(64)
Gulf Coast	(3)	—			(3)	2	—	(1)	(4)	(3)
Central Corridor	(203)	(190)			(393)	(199)	(137)	(162)	(163)	(661)
Total	(251)	(234)			(485)	(208)	(153)	(191)	(176)	(728)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Loss before Income Taxes to Adjusted EBITDA ($ Millions)
Loss before income taxes	(1,040)	(729)			(1,769)	(2,261)	(878)	(1,903)	(1,113)	(6,155)
Plus:
Depreciation and amortization	217	220			437	221	220	222	216	879
EBITDA	(823)	(509)			(1,332)	(2,040)	(658)	(1,681)	(897)	(5,276)

Special Item Adjustments (pre-tax):
Impairments	—	—			—	1,845	—	910	—	2,755
Certain tax impacts	—	—			—	—	—	—	(6)	(6)
Pension settlement expense	—	20			20	—	26	12	3	41
Hurricane-related costs	—	—			—	—	—	11	22	33
Winter-storm-related costs	14	3			17	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—			—	15	(15)	—	—	—
EBITDA, Adjusted for Special Items	(809)	(486)			(1,295)	(180)	(647)	(748)	(878)	(2,453)

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	(2)	(1)			(3)	—	(1)	—	(1)	(2)
Proportional share of selected equity affiliates net interest	2	2			4	—	1	1	1	3
Proportional share of selected equity affiliates depreciation and amortization	25	26			51	32	26	23	24	105
Adjusted EBITDA	(784)	(459)			(1,243)	(148)	(621)	(724)	(854)	(2,347)

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	438	513			476	437	402	432	466	434
Total Processed Inputs (MB/D)	476	549			513	454	430	469	510	466
Crude Oil Capacity Utilization (%)	82%	96%			89%	81%	75%	81%	87%	81%
Clean Product Yield (%)	86%	83%			84%	83%	82%	83%	87%	84%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	553	687			620	645	609	506	371	533
Total Processed Inputs (MB/D)	606	762			684	704	671	560	404	584
Crude Oil Capacity Utilization (%)	71%	88%			79%	84%	79%	66%	48%	69%
Clean Product Yield (%)	73%	78%			76%	71%	79%	82%	79%	77%

Central Corridor*
Crude Oil Charge Input (MB/D)	384	462			423	471	386	455	414	431
Total Processed Inputs (MB/D)	397	475			436	487	396	467	428	445
Crude Oil Capacity Utilization (%)	72%	87%			80%	89%	73%	86%	78%	81%
Clean Product Yield (%)	86%	87%			87%	88%	87%	89%	89%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	268	286			278	279	263	311	263	279
Total Processed Inputs (MB/D)	288	309			299	306	283	333	287	302
Crude Oil Capacity Utilization (%)	74%	79%			76%	77%	72%	85%	72%	77%
Clean Product Yield (%)	86%	83%			85%	93%	87%	89%	91%	90%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,643	1,948			1,797	1,832	1,660	1,704	1,514	1,677
Total Processed Inputs (MB/D)	1,767	2,095			1,932	1,951	1,780	1,829	1,629	1,797
Crude Oil Capacity Utilization (%)	74%	88%			81%	83%	75%	77%	69%	76%
Clean Product Yield (%)	82%	82%			82%	82%	83%	85%	86%	84%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	220	242			231	191	178	207	241	204
Distillates	175	197			186	174	160	168	187	172
Other	87	113			100	91	95	98	89	94
Total	482	552			517	456	433	473	517	470
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	219	310			265	234	277	247	157	229
Distillates	201	257			229	248	231	187	147	203
Other	183	196			189	221	167	129	100	154
Total	603	763			683	703	675	563	404	586

Central Corridor*
Gasoline	191	227			209	245	183	241	214	221
Distillates	149	183			166	183	161	173	166	171
Other	58	65			61	60	52	55	50	54
Total	398	475			436	488	396	469	430	446
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	138	138			138	151	126	159	144	145
Distillates	110	118			114	134	121	137	117	127
Other	40	51			46	21	33	38	24	29
Total	288	307			298	306	280	334	285	301

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	768	917			843	821	764	854	756	799
Distillates	635	755			695	739	673	665	617	673
Other	368	425			396	393	347	320	263	331
Total	1,771	2,097			1,934	1,953	1,784	1,839	1,636	1,803

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	57.84	66.09			61.96	45.97	27.80	40.91	42.56	39.31
Brent	60.90	68.83			64.86	50.26	29.20	43.00	44.23	41.67
LLS	59.98	67.95			63.97	48.30	30.07	42.46	44.05	41.22
ANS	60.76	68.44			64.60	51.40	30.37	42.74	44.82	42.33
WTI less Maya	1.44	3.21			2.33	4.81	3.40	1.72	2.02	2.99
WTI less WCS (settlement differential)	12.47	11.49			11.98	20.53	11.47	9.09	9.31	12.60

Natural Gas ($/MMBtu)
Henry Hub	3.51	2.88			3.19	1.88	1.65	1.95	2.47	1.99

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	11.73	18.61			15.17	4.84	7.87	9.52	7.48	7.43
East Coast Distillate less Brent	12.09	15.24			13.66	14.93	10.95	7.17	9.51	10.64
Gulf Coast
Gulf Coast Gasoline less LLS	11.22	15.47			13.35	4.97	3.66	5.88	5.10	4.90
Gulf Coast Distillate less LLS	11.30	14.03			12.66	13.86	8.04	6.10	8.14	9.03
Central Corridor
Central Gasoline less WTI	14.90	19.96			17.43	7.70	6.18	8.15	5.76	6.95
Central Distillate less WTI	17.24	18.40			17.82	17.34	11.41	8.55	11.21	12.13
West Coast
West Coast Gasoline less ANS	16.88	24.76			20.82	13.32	9.36	13.12	10.76	11.64
West Coast Distillate less ANS	14.14	15.28			14.71	17.22	10.36	9.34	12.74	12.42

Worldwide Market Crack Spread ($/BBL)**	13.23	17.76			15.49	9.82	7.47	8.17	7.84	8.33
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Marketing and Other	211	389			600	471	255	365	180	1,271
Specialties	79	87			166	42	31	50	52	175
Income before Income Taxes	290	476			766	513	286	415	232	1,446

Income before Income Taxes ($/BBL)
U.S.	1.36	2.15			1.79	1.79	1.24	1.74	0.83	1.42
International	2.24	1.96			2.09	6.58	3.48	5.01	3.91	4.84

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.94	2.62			2.31	2.08	1.75	2.23	1.37	1.87
International	4.01	2.89			3.41	8.53	5.07	6.28	5.07	6.34
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*
Marketing and Other	104	138			242	117	123	107	104	451
Specialties	84	64			148	81	56	83	64	284
Total	188	202			390	198	179	190	168	735
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates
Marketing and Other	26	46			72	22	38	42	37	139
Specialties	32	59			91	—	10	3	29	42
Total	58	105			163	22	48	45	66	181

Depreciation and Amortization*
Marketing and Other	23	24			47	20	21	21	22	84
Specialties	4	6			10	5	4	5	5	19
Total	27	30			57	25	25	26	27	103
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Marketing and Other	258	284			542	211	232	259	263	965
Specialties	29	30			59	31	30	30	35	126
Total	287	314			601	242	262	289	298	1,091
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	960	1,095			1,028	984	881	997	922	946
Distillates	660	776			718	854	707	698	667	731
Other	—	—			—	—	—	—	—	—
Total	1,620	1,871			1,746	1,838	1,588	1,695	1,589	1,677

International Marketing
Gasoline	63	81			72	82	60	83	74	75
Distillates	158	171			164	183	140	165	168	164
Other	18	18			18	20	15	15	20	17
Total	239	270			254	285	215	263	262	256

Worldwide Marketing
Gasoline	1,023	1,176			1,100	1,066	941	1,080	996	1,021
Distillates	818	947			882	1,037	847	863	835	895
Other	18	18			18	20	15	15	20	17
Total	1,859	2,141			2,000	2,123	1,803	1,958	1,851	1,933

Foreign Currency Gains (Losses) Pre-Tax	—	1			1	1	—	(1)	—	—

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	290	476			766	513	286	415	232	1,446
Plus:
Depreciation and amortization	27	30			57	25	25	26	27	103
EBITDA	317	506			823	538	311	441	259	1,549

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—			—	(37)	—	—	—	(37)
Pension settlement expense	—	3			3	—	4	1	1	6
Hurricane-related costs	—	—			—	—	—	1	2	3
Lower-of-cost-or-market inventory adjustments	—	—			—	12	3	—	(14)	1
EBITDA, Adjusted for Special Items	317	509			826	513	318	443	248	1,522

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	5	6			11	4	6	7	6	23
Proportional share of selected equity affiliates net interest	4	4			8	6	5	4	3	18
Proportional share of selected equity affiliates depreciation and amortization	17	17			34	17	14	16	17	64
Adjusted EBITDA	343	536			879	540	343	470	274	1,627

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(251)	(246)			(497)	(197)	(219)	(239)	(226)	(881)

Detail of Loss before Income Taxes
Net interest expense	(143)	(141)			(284)	(103)	(114)	(131)	(137)	(485)
Corporate overhead and other	(108)	(105)			(213)	(94)	(105)	(108)	(89)	(396)
Total	(251)	(246)			(497)	(197)	(219)	(239)	(226)	(881)

Net Interest Expense
Interest expense	(150)	(148)			(298)	(137)	(139)	(150)	(148)	(574)
Capitalized interest	4	5			9	26	22	18	9	75
Interest income	3	2			5	8	3	1	2	14
Total	(143)	(141)			(284)	(103)	(114)	(131)	(137)	(485)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(251)	(246)			(497)	(197)	(219)	(239)	(226)	(881)
Plus:
Net interest expense	143	141			284	103	114	131	137	485
Depreciation and amortization	20	22			42	19	21	21	21	82
EBITDA	(88)	(83)			(171)	(75)	(84)	(87)	(68)	(314)

Special Item Adjustments (pre-tax):
Impairments	—	—			—	—	—	25	—	25
Pension settlement expense	—	2			2	—	3	1	—	4
Asset dispositions	—	—			—	—	—	—	(9)	(9)
EBITDA, Adjusted for Special Items	(88)	(81)			(169)	(75)	(81)	(61)	(77)	(294)

Other Adjustments (pre-tax):
None	—	—			—	—	—	—	—	—
Adjusted EBITDA	(88)	(81)			(169)	(75)	(81)	(61)	(77)	(294)

Foreign Currency Losses Pre-Tax	(1)	(1)			(2)	(2)	(1)	(4)	(1)	(8)

Phillips 66 Total Company Debt
Total Debt	15,422	15,413			15,413	12,963	14,446	14,526	15,893	15,893
Debt-to-Capital Ratio (%)	43%	43%			43%	35%	38%	39%	42%	42%

Total Equity	20,457	20,602			20,602	23,639	23,295	22,305	21,523	21,523

RECONCILIATION OF CONSOLIDATED NET INCOME (LOSS) TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income (loss)	(639)	374			(265)	(2,427)	(67)	(726)	(494)	(3,714)
Plus:
Income tax expense (benefit)	(132)	62			(70)	(51)	(378)	(624)	(197)	(1,250)
Net interest expense	143	141			284	103	114	131	137	485
Depreciation and amortization	356	364			720	342	343	352	358	1,395
Phillips 66 EBITDA	(272)	941			669	(2,033)	12	(867)	(196)	(3,084)

Special Item Adjustments (pre-tax):
Impairments	198	—			198	3,006	—	1,139	96	4,241
Impairments by equity affiliates	—	—			—	—	15	—	—	15
Pending claims and settlements	—	—			—	(37)	—	—	—	(37)
Certain tax impacts	—	—			—	—	—	—	(6)	(6)
Pension settlement expense	—	47			47	—	38	17	26	81
Hurricane-related costs	—	—			—	—	—	15	28	43
Winter-storm-related costs	46	19			65	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—			—	52	20	(101)	(26)	(55)
Asset dispositions	—	—			—	—	(84)	—	(9)	(93)
Phillips 66 EBITDA, Adjusted for Special Items	(28)	1,007			979	988	1	203	(87)	1,105

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	33	57			90	20	12	24	21	77
Proportional share of selected equity affiliates net interest	60	61			121	54	53	59	60	226
Proportional share of selected equity affiliates depreciation and amortization	202	202			404	215	197	199	205	816
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(18)	(20)			(38)	—	—	(20)	(17)	(37)
Adjusted EBITDA attributable to public ownership interest in PSXP	(83)	(95)			(178)	(95)	(80)	(87)	(91)	(353)
Phillips 66 Adjusted EBITDA	166	1,212			1,378	1,182	183	378	91	1,834

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," "realized marketing fuel margin per barrel," and "adjusted capital spending." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted capital spending is a non-GAAP financial measure that demonstrates the portion of total consolidated capital expenditures and investments funded by Phillips 66. The GAAP financial measure most comparable to adjusted capital spending is capital expenditures and investments. A reconciliation of capital expenditures and investments to adjusted capital spending is included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF LOSS BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Loss before income taxes	(153)	(110)			(263)	(637)	(227)	(199)	(161)	(1,224)
Plus:
Taxes other than income taxes	20	18			38	19	15	14	13	61
Depreciation, amortization and impairments	52	52			104	492	49	50	52	643
Selling, general and administrative expenses	14	18			32	13	12	6	13	44
Operating expenses	230	217			447	194	190	180	210	774
Equity in losses of affiliates	2	2			4	2	3	2	3	10
Other segment (income) expense, net	—	(8)			(8)	(2)	3	—	—	1
Proportional share of refining gross margins contributed by equity affiliates	43	42			85	16	16	18	17	67
Special items:
Certain tax impacts	—	—			—	—	—	—	(6)	(6)
Realized refining margins	208	231			439	97	61	71	141	370

Total processed inputs (MB)	42,826	49,979			92,805	41,335	39,121	43,176	46,904	170,536
Adjusted total processed inputs (MB)	42,826	49,979			92,805	41,335	39,121	43,176	46,904	170,536

Loss before income taxes ($/BBL)**	(3.57)	(2.20)			(2.83)	(15.41)	(5.80)	(4.61)	(3.43)	(7.18)
Realized refining margins ($/BBL)***	4.86	4.63			4.73	2.38	1.53	1.65	2.99	2.17

GULF COAST
Loss before income taxes	(253)	(264)			(517)	(843)	(365)	(405)	(464)	(2,077)
Plus:
Taxes other than income taxes	27	25			52	37	25	30	15	107
Depreciation, amortization and impairments	77	77			154	741	75	75	77	968
Selling, general and administrative expenses	10	14			24	7	10	11	11	39
Operating expenses	321	299			620	492	277	258	327	1,354
Equity in (earnings) losses of affiliates	3	—			3	(1)	(1)	1	4	3
Other segment (income) expense, net	—	(6)			(6)	1	—	(1)	1	1
Proportional share of refining gross margins contributed by equity affiliates	—	—			—	—	—	—	—	—
Realized refining margins	185	145			330	434	21	(31)	(29)	395

Total processed inputs (MB)	54,560	69,364			123,924	64,066	61,032	51,543	37,230	213,871
Adjusted total processed inputs (MB)	54,560	69,364			123,924	64,066	61,032	51,543	37,230	213,871

Loss before income taxes ($/BBL)**	(4.64)	(3.81)			(4.17)	(13.16)	(5.98)	(7.86)	(12.46)	(9.71)
Realized refining margins ($/BBL)***	3.39	2.10			2.67	6.76	0.36	(0.61)	(0.78)	1.85

CENTRAL CORRIDOR
Loss before income taxes	(248)	(82)			(330)	(227)	(104)	(132)	(178)	(641)
Plus:
Taxes other than income taxes	15	11			26	17	14	11	9	51
Depreciation, amortization and impairments	34	34			68	469	33	33	36	571
Selling, general and administrative expenses	7	7			14	6	7	7	8	28
Operating expenses	205	125			330	136	120	111	131	498
Equity in losses of affiliates	117	65			182	51	79	118	115	363
Other segment (income) expense, net	(2)	(8)			(10)	(3)	3	(1)	(1)	(2)
Proportional share of refining gross margins contributed by equity affiliates	86	125			211	113	92	45	48	298
Special items:
Lower-of-cost-or-market inventory adjustments	—	—			—	35	(35)	—	—	—
Realized refining margins	214	277			491	597	209	192	168	1,166

Total processed inputs (MB)	19,754	23,466			43,220	23,345	20,778	24,682	23,245	92,050
Adjusted total processed inputs (MB)*	35,711	43,189			78,900	44,291	36,067	42,979	39,356	162,693

Loss before income taxes ($/BBL)**	(12.55)	(3.49)			(7.64)	(9.72)	(5.01)	(5.35)	(7.66)	(6.96)
Realized refining margins ($/BBL)***	5.97	6.40			6.21	13.50	5.78	4.46	4.27	7.17

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF LOSS BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Loss before income taxes	(386)	(273)			(659)	(554)	(182)	(1,167)	(310)	(2,213)
Plus:
Taxes other than income taxes	23	22			45	31	22	16	20	89
Depreciation, amortization and impairments	54	57			111	364	63	974	59	1,460
Selling, general and administrative expenses	11	10			21	10	9	9	10	38
Operating expenses	382	281			663	283	216	235	266	1,000
Other segment (income) expense, net	2	(2)			—	1	1	1	2	5
Realized refining margins	86	95			181	135	129	68	47	379

Total processed inputs (MB)	25,917	28,158			54,075	27,877	25,737	30,615	26,373	110,602
Adjusted total processed inputs (MB)	25,917	28,158			54,075	27,877	25,737	30,615	26,373	110,602

Loss before income taxes ($/BBL)**	(14.89)	(9.70)			(12.19)	(19.87)	(7.07)	(38.12)	(11.75)	(20.01)
Realized refining margins ($/BBL)***	3.33	3.37			3.35	4.80	5.05	2.23	1.79	3.43

WORLDWIDE
Loss before income taxes	(1,040)	(729)			(1,769)	(2,261)	(878)	(1,903)	(1,113)	(6,155)
Plus:
Taxes other than income taxes	85	76			161	104	76	71	57	308
Depreciation, amortization and impairments	217	220			437	2,066	220	1,132	224	3,642
Selling, general and administrative expenses	42	49			91	36	38	33	42	149
Operating expenses	1,138	922			2,060	1,105	803	784	934	3,626
Equity in losses of affiliates	122	67			189	52	81	121	122	376
Other segment (income) expense, net	—	(24)			(24)	(3)	7	(1)	2	5
Proportional share of refining gross margins contributed by equity affiliates	129	167			296	129	108	63	65	365
Special items:
Certain tax impacts	—	—			—	—	—	—	(6)	(6)
Lower-of-cost-or-market inventory adjustments	—	—			—	35	(35)	—	—	—
Realized refining margins	693	748			1,441	1,263	420	300	327	2,310

Total processed inputs (MB)	143,057	170,967			314,024	156,623	146,668	150,016	133,752	587,059
Adjusted total processed inputs (MB)*	159,014	190,690			349,704	177,569	161,957	168,313	149,863	657,702

Loss before income taxes ($/BBL)**	(7.27)	(4.26)			(5.63)	(14.44)	(5.99)	(12.69)	(8.32)	(10.48)
Realized refining margins ($/BBL)***	4.36	3.92			4.12	7.11	2.60	1.78	2.18	3.51

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Loss before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	199	366			565	299	179	271	121	870
Plus:
Taxes other than income taxes	4	2			6	2	2	—	(3)	1
Depreciation and amortization	3	5			8	3	3	3	3	12
Selling, general and administrative expenses	165	198			363	127	151	174	171	623
Equity in earnings of affiliates	(2)	(15)			(17)	—	(11)	(10)	(10)	(31)
Other operating revenues*	(86)	(110)			(196)	(84)	(71)	(90)	(82)	(327)
Realized marketing fuel margins	283	446			729	347	253	348	200	1,148

Total fuel sales volumes (MB)	145,794	170,228			316,022	167,178	144,517	155,948	146,226	613,869

Income before income taxes ($/BBL)	1.36	2.15			1.79	1.79	1.24	1.74	0.83	1.42
Realized marketing fuel margins ($/BBL)**	1.94	2.62			2.31	2.08	1.75	2.23	1.37	1.87

INTERNATIONAL
Income before income taxes	48	48			96	171	68	121	94	454
Plus:
Taxes other than income taxes	2	1			3	1	2	1	1	5
Depreciation and amortization	19	19			38	17	16	18	19	70
Selling, general and administrative expenses	60	60			120	63	57	62	64	246
Equity in earnings of affiliates	(24)	(31)			(55)	(22)	(28)	(31)	(27)	(108)
Other operating revenues*	(5)	(10)			(15)	2	(4)	(7)	(18)	(27)
Other segment (income) expense, net	(1)	(1)			(2)	—	1	(1)	1	1
Marketing margins	99	86			185	232	112	163	134	641
Less: margin for nonfuel related sales	13	15			28	10	13	11	12	46
Realized marketing fuel margins	86	71			157	222	99	152	122	595

Total fuel sales volumes (MB)	21,474	24,539			46,013	25,979	19,583	24,164	24,047	93,773

Income before income taxes ($/BBL)	2.24	1.96			2.09	6.58	3.48	5.01	3.91	4.84
Realized marketing fuel margins ($/BBL)**	4.01	2.89			3.41	8.53	5.07	6.28	5.07	6.34

* Includes other nonfuel revenues.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	(771)	436			(335)	(2,478)	(445)	(1,350)	(691)	(4,964)
Special items	244	66			310	3,021	(19)	1,070	109	4,181
Adjusted income (loss) before income taxes	(527)	502			(25)	543	(464)	(280)	(582)	(783)

Income tax expense (benefit)	(132)	62			(70)	(51)	(378)	(624)	(197)	(1,250)
Special items	48	33			81	75	188	272	48	583
Adjusted income tax expense (benefit)	(84)	95			11	24	(190)	(352)	(149)	(667)

Effective tax rate (%)	17.1%	14.2%			20.9%	2.1%	84.9%	46.2%	28.5%	25.2%
Adjusted effective tax rate (%)	15.9%	18.9%			(44.0)%	4.4%	40.9%	125.7%	25.6%	85.2%